INCOME TAXES (Details) - USD ($)		12 Months Ended
	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Net loss for the year		$ (13,169)
Statutory rate (in percent)		34.00%
Expected income tax recovery at statutory rate		$ (4,000)
Effect of change of future enacted tax rate		3,000
Change in valuation allowance		1,000
Net income tax expense